Exhibit 10.4

PNMR DEVELOPMENT AND MANAGEMENT CORPORATION
c/o PNM Resources, Inc.
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

May 1, 2014

Cypress Verde LLC
Cypress Second PV Partnership
c/o Cypress Financial Corporation
188 The Embarcadero, Suite 420
San Francisco, California 94105
Attention of Mr. Peter E. Metzner

Re: Purchase of Two (2) Owner Participant Interests:

(i) all of the Owner Participant Interest (“Interest 136”) owned by Cypress Verde LLC (“CVLLC”) in a 1.36% undivided ownership interest in Palo Verde Nuclear Generating Station (“PVNGS”) Unit 2 (and related interests in certain PVNGS common facilities and real property) leased to Public Service Company of New Mexico (“PNM”); and

(i) all of the Owner Participant Interest (“Interest 113”) owned by Cypress Second PV Partnership (“CSPVP”) in a 1.1333333% undivided ownership interest in PVNGS Unit 2 (and related interests in certain PVNGS common facilities and real property) leased to PNM.

Dear Mr. Metzner:

1. (a) We refer to (x) the Participation Agreement dated as of August 12, 1986, as amended, to which PNM and CVLLC (successor in interest by assignment), among others are party (“Participation Agreement 136”), with respect to Interest 136 and the lease thereof to PNM, and (y) the Participation Agreement dated as of August 12, 1986, as amended, to which PNM and CSPVP (successor in interest by assignment), among others are party (“Participation Agreement 113”), with respect to Interest 113 and the lease thereof to PNM. Generally, capitalized terms used herein without definition shall have the meanings specified in Appendix A to each of Participation Agreement 136 and Participation Agreement 113 (collectively, the “Participation Agreements”) except that,

Letter Agreement dated May 1, 2014

where use of a defined term is preceded by either “136” or “113”, use of such defined term will bear the meaning specified in Appendix A to Participation Agreement 136 or in Appendix A to Participation Agreement 113, as applicable. Thus, the term “136 Undivided Interest” shall mean the Undivided Interest as such term is defined in Appendix A to Participation Agreement 136, and the term “113 Transaction Documents” shall mean the Transaction Documents as such term is defined in Appendix A to Participation Agreement 113. “Development” shall mean PNMR Development and Management Corporation, a New Mexico corporation. Each of Development and the Lessee is a direct, wholly-owned subsidiary of PNM Resources, Inc., a New Mexico corporation (“Resources”).

(b) While this letter of intent (this “Letter”) is not a binding agreement (except as provided in item 13 below), it outlines the preliminary terms of the transactions contemplated herein (the “Transactions”). This Letter is intended to serve as an outline of the proposed principal terms and conditions regarding the Transactions, and is subject to (i) the execution and delivery of Purchase Documentation (as defined in item 4(a) below) among the parties to this Letter, and, (ii) in the case of Development, approval by its Board of Directors and the Board of Directors of Resources. The parties recognize that there are other terms and conditions that have yet to be addressed, but the parties agree to work together in good faith to address these issues and to complete Purchase Documentation that is acceptable to the parties as quickly as is reasonably practicable.

2. By letter dated January 13, 2014, the Lessee provided notice of its irrevocable election to purchase (the “Notice of Option Exercise”) the subject Undivided Interest and Real Property Interest (the “Option Property”) pursuant to Section 13(a) of each Facility Lease. Following delivery of each Notice of Option Exercise, Section 13(a) of each Facility Lease requires that the Lessee and the Owner Participant promptly agree upon the Fair Market Sale Value (“FMSV”) of the Option Property under such Facility Lease to be paid by the Lessee on January 15, 2016 (the “Option Exercise Date”), following the expiration of the Basic Lease Term on January 15, 2016. The equity portion of scheduled Basic Rent under such Facility Lease that would otherwise be payable for the Final Rent Payment Date has been addressed as hereinafter described.

3. This Letter serves to memorialize the binding agreement of the Lessee, on the one hand, and CVLLC and CSPVP, on the other hand (collectively, the “Cypress Parties”)with respect to the FMSV of the Option Property to be paid by the Lessee on the Option Exercise Date in connection with consummating the Lessee’s irrevocable Purchase Option contemplated by Section 13(b) of each Facility Lease (collectively, the “Option Transactions” and, individually, an “Option Transaction”) and, in accordance with the requirements of Section 13(a) of each Facility Lease, the Lessee and the applicable Owner Participant have agreed that the FMSV of:

Letter Agreement dated May 1, 2014

(i) the 136 Undivided Interest to be purchased on the Option Exercise Date is $46,433,631.73 and the 136 Real Property Interest to be purchased on the Option Exercise Date is $19,701.60, for a total of $46,453,333.33 (the “136 Option Purchase Price”), and

(ii) the 113 Undivided Interest to be purchased on the Option Exercise Date is $38,694,579.76 and the 113 Real Property Interest to be purchased on the Option Exercise Date is $16,417.50, for a total of $38,710,997.26 (the “113 Option Purchase Price”).

The Lessee and the Cypress Parties acknowledge and agree that the equity portion of the installment of Basic Rent otherwise payable under each Facility Lease on the Option Exercise Date has not been included in the 136 Option Purchase Price or the 113 Option Purchase Price, and such equity portion of the installment of Basic Rent (being $694,926.00 for Interest 136 and $553,708.00 for Interest 113) will be due and payable on the Option Exercise Date in accordance with the Transaction Documents in addition to the 136 Option Purchase Price and the 113 Option Purchase Price, as applicable, all of the foregoing being payable in immediately available funds on the Option Exercise Date. The purchase and sale of the Option Properties shall be consummated on the Option Exercise Date as required by the Transaction Documents if the Purchase Transactions described in item 4 below shall not have been consummated prior thereto. The obligations of the Lessee detailed in this item 3 are effective for all purposes of the Transaction Documents without need for confirmation or further action of any sort by the Board of Directors of the Lessee.

4. (a) The Cypress Parties and Development (collectively, the “Purchase Parties”) have reached a mutual intent (subject to completion of mutually satisfactory purchase documentation (the “Purchase Documentation”) as described in item 5(a)(i) below) with respect to the sale and purchase (collectively, the “Purchase Transactions” and, individually, a “Purchase Transaction”) by Development of

(i) the Interest 136 including all right title and interest of CVLLC in, to and under the 136 Transaction Documents, but excluding, however, all Excepted Payments (other than the equity portion of basic rent and payments of Supplemental Rent otherwise specifically addressed in this Letter) from CVLLC, and

(ii) the Interest 113 including all right, title and interest of CSPVP in, to and under the 113 Transaction Documents, but excluding, however, all Excepted Payments (other than the equity portion of basic rent and payments of Supplemental Rent otherwise specifically addressed in this Letter) from CSPVP on the Business Day mutually agreeable to the Purchase Parties (the “Early Purchase Date”), provided that the Early Purchase Date shall not be earlier than June 1, 2014 nor

Letter Agreement dated May 1, 2014

later than January 14, 2016. The transfer by CVLLC and CSPVP, respectively, of its right, title and interest in and to Interest 136 and Interest 113 shall be:

(i) free and clear of any and all

(x) Owner Participant's Liens and

(y) Claims by any Person arising by, through or under any act or omission of CVLLC and CSPVP or any of their respective Affiliates that are Claims based in whole or in part on indebtedness (excluding the 136 Transaction Documents or the 113 Transaction Documents (as applicable), and whether secured or unsecured and recourse or non-recourse), remarketing rights, residual sharing arrangements or guarantees, options, servicing or administration rights, management contracts or other right or entitlement similar to the foregoing “Specified Claims”); and

(ii) pursuant to an assignment and assumption agreement in form satisfactory to the Purchase Parties,

but otherwise without recourse, representation or warranty.

(b) The purchase price for Interest 136 (the “136 Early Purchase Price”) shall be the amount shown in the Early Purchase Schedule attached hereto (the “Early Purchase Schedule”) under the caption “Interest 136 Purchase Price” for the Early Purchase Date. The 136 Early Purchase Price shall be allocated as follows:

(i) $19,701.60 as the purchase price for the 136 Real Property Interest (the “136 RPI Purchase Price”); and

(ii) an amount equal to excess of the 136 Purchase Price over the 136 RPI Purchase Price as the purchase price for the 136 Undivided Interest.

(c) The purchase price for Interest 113 (the “113 Early Purchase Price”) shall be the amount shown in the Early Purchase Schedule under the caption “Interest 113 Purchase Price” for the Early Purchase Date. The 113 Early Purchase Price shall be allocated as follows:

(i) $16,417.50 as the purchase price for the 113 Real Property Interest (the “113 RPI Purchase Price”); and

(ii) an amount equal to excess of the 113 Purchase Price over the 113 RPI Purchase Price as the purchase price for the 113 Undivided Interest.

Letter Agreement dated May 1, 2014

(d) If the Early Purchase Date shall be a Rent Payment Date, the equity portion of Basic Rent due to the Cypress Parties in respect of such interest due on such Rent Payment Date as provided in the 113 Transaction Documents and the 136 Transaction Documents, as applicable, has been included in the 113 Early Purchase Price and the 136 Early Purchase Price applicable for such Early Purchase Date. If the Early Purchase Date shall not be a Rent Payment Date, the 113 Early Purchase Price and the 136 Early Purchase Price each include an amount agreed by the Purchase Parties in lieu of the equity portion of Basic Rent otherwise due to the Cypress Parties in respect of the period following the Rent Payment Date next preceding the Early Purchase Date through the end of the Basic Lease Term. Any Basic Rent due and payable prior to an Early Purchase Date shall be paid in accordance with the Transaction Documents. The 113 Early Purchase Price and the 136 Early Purchase Price shall be payable in immediately available funds on the Early Purchase Date.

5. (a) Development, on the one hand, and the Cypress Parties, on the other hand, further acknowledge and agree in good faith to:

(i) enter into definitive Purchase Documentation (including a purchase and sale agreement, assignment and assumption agreement, bill of sale and/or such other documentation as appropriate to effectuate the Purchase Transactions) or, in lieu of consummation of the Purchase Transactions, to consummate the Option Transactions as contemplated by each Notice of Option Exercise (separate but substantially identical Purchase Documentation shall be prepared for each of the Interest 136 and the Interest 113), including without limitation an (x) assignment and assumption agreement in form satisfactory to the parties in connection with the Purchase Transactions and (y) other documents contemplated to effect a Transfer of the Option Property; and

(ii) cooperate with respect to actions to be undertaken by the Lessee with respect to regulatory matters, including seeking necessary FERC approvals with respect to consummation of the Option Transactions.

The Purchase Documentation shall contain reasonable and customary terms and conditions consistent with the provisions of the 113 Transaction Documents and the 136 Transaction Documents, as applicable. Development will provide the initial draft of the Purchase Documentation.

(b) Notwithstanding the execution and delivery of any Purchase Documentation, each Notice of Option Exercise shall remain irrevocable in accordance with its terms and the applicable Facility Lease, and the failure of the Lessee to obtain any required consent or approval shall not relieve the Lessee of its obligation to purchase each Option Property on the Option Exercise Date; provided, that, in accordance with Section 13(a) of such Facility Lease, the Lessee’s irrevocable Notice of Option Exercise shall not be binding on the Lessor (or the Owner Participant) if an Event of Default shall have

Letter Agreement dated May 1, 2014

occurred under such Facility Lease and be continuing or an Event of Loss or a Deemed Event of Loss shall have occurred under such Facility Lease.

6. This Letter may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Letter shall be effective as of the date hereof. Delivery of an executed counterpart of a signature page to this Letter by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Letter. Except as otherwise expressly provided herein, the terms of the Transaction Documents shall continue in full force and effect and nothing herein shall be interpreted or construed to limit or otherwise waive the rights or obligations of the parties set forth therein.

7. (a) CVLLC and CSPVP shall be solely responsible for all fees and expenses incurred by them in connection with the execution and delivery of Purchase Documentation, including fees and expenses of CVLLC and CSPVP (and their respective Affiliates) and their respective counsel.

(b) Development shall be responsible for:

(i) all fees and expenses incurred by PNM or by Development in connection with the execution and delivery of the Purchase Documentation contemplated hereby, including fees and expenses of counsel to PNM and Development; and

(ii) all Taxes imposed upon or arising from the transfer to the Lessee of Interest 113 or Interest 136 (including, without limitation, any Taxes that would otherwise be excluded by Participation Agreement Section 13(b)(2)(iv) from the Lessee's General Tax Indemnity pursuant to Section 13(b) thereof).

(c) In addition, Development shall be solely responsible for:

(i) the fees and expenses relating to

(A) all filings, including fees and expenses relating to the recordation of PNM’s interest in the property being acquired pursuant to the Purchase Documentation, as advised by PNM’s counsel, and

(B) any third party consents required in connection with the Purchase Documentation; and

(ii) the fees and expenses of the Owner Trustee and Indenture Trustee (including, without limitation, their respective counsel) in connection with the Transaction Documentation and the transactions contemplated thereby.

Letter Agreement dated May 1, 2014

8. This Letter shall be governed by, and construed in accordance with, the laws of the State of New York.

9. If each Owner Participant is in agreement with the terms set forth herein, please acknowledge our agreement in the space provided below and return a copy of this Letter to me by facsimile transmission or in PDF. By executing this Letter, each Owner Participant hereby instructs the Lessor to agree, and the Lessor hereby agrees, in its capacity as Owner Trustee and Lessor, to the terms set forth herein and to acknowledge agreement in the space provided below and return a copy of this Letter to the Lessee and each Owner Participant by facsimile transmission or in PDF.

10. Pursuant to the Purchase Documentation,

(i) each of CVLLC and CSPVP shall provide customary evidence (including certificates, lien and judgment searches, lender releases and opinions of California counsel)

(x) of its authority to execute, deliver and perform its respective obligations under the Purchase Documentation, and

(y) that the transfer of the Option Interests, or the Interest 113 and the Interest 136, are free and clear of Owner Participant's Liens and Specified Claims; and

(ii) with respect only to a purchase of Interest 113 or Interest 136, each Cypress fund that is a recipient of a portion of any purchase price funds (including funds paid directly or indirectly paid to a fund to discharge direct or indirect indebtedness of such fund) shall

(x) participate in a several guarantee (pro rata in accordance with its share of such purchase price funds) of the obligations of the sellers under such Purchase Documentation (the obligations under such guarantees shall expire on the earlier of (A) one year after the closing date or (B) January 15, 2016 (provided that such expiration date shall not apply to a Claim where, on or prior to such expiration date, Development shall have given written notice of such Claim)), and

(y) provide customary evidence (including certificates and opinions of counsel) of its authority to execute, deliver and perform its respective obligations under the Transaction Documents.

(iii) Each of Development and PNM shall provide customary evidence (including certificates, and opinions of counsel) of its authority to execute, deliver and perform its obligations under the Transaction Documents and that all consents, approvals and

Letter Agreement dated May 1, 2014

filings necessary or required in connection with the transactions contemplated by the Purchase Documentation shall have been obtained and/or effected, as applicable, and remain in full force and effect.

11. This Letter is being entered into on behalf of CVLLC and CSPVP by Cypress Equipment Management Corporation V (“CEMC V”). CEMC V is:

(i) the manager of CVLLC; and

(ii) the manager of each of the two partners in CSPVP, Cypress Second PV-A LLC and Cypress Second PV-B LLC.

CEMC V represents and warrants to each of Development and PNM that CEMC V has full right, power and authority to enter into and perform this Letter so as to bind CVLLC or CSPVP, as the case may be, without necessity of notice to, or consent, approval or other action by, any partner or member thereof, or any of its or their affiliates, which shall not have been obtained and shall remain in full force and effect.

12. In consideration hereof and of the time and resources that the parties will devote to the Transactions and the Purchase Documentation, and the various investigations and reviews undertaken by the parties, between the date of execution by them of this Letter and September 1, 2014 (or as such period may be mutually extended in writing by the parties) CEMC V and its subsidiaries, affiliates, directors, officers, employees, representatives and agents will not, directly or indirectly, solicit, initiate, enter into or continue any discussions or transactions with, or encourage, or provide any information to any person or entity with respect to any proposal pursuant to which CEMC V, CVLLC or CSVPP would sell Interest 113 or Interest 136. .

13. Except for items 2, 3, 4(b) and 4(c) (each applicable only if the Cypress Parties and Development shall complete the Purchase Documentation), 5 (as to the Option Transactions only), 6, 8, 9 and 12 of this Letter (which items are legally binding upon execution of this Letter), this Letter is a statement of mutual intention; this Letter is not intended to be legally binding, and does not constitute a binding contractual commitment with respect to the transaction. Without limiting the foregoing, the failure of the parties to reach agreement on the terms and conditions to be included in the Purchase Documentation shall not be construed as a breach of this Letter by any party hereto. A legally binding obligation with respect to the Purchase Transactions will arise only upon execution and delivery of the Purchase Documentation by the parties thereto, subject to the conditions expressed therein.

[The balance of this page is intentionally blank.]

Letter Agreement dated May 1, 2014

Signature Pages for Letter Agreement dated May 1, 2014

Sincerely,

PNMR DEVELOPMENT AND MANAGEMENT CORPORATION

By:/s/ Terry R. Horn_________________
Name: Terry R. Horn
Title: President, Chief Executive Officer
and Treasurer

Confirmation

PNM confirms: (i) the matters concerning it and the Option Transactions expressed in the above Letter; and (ii) that, notwithstanding the above Letter, it shall remain responsible for (x) all Supplemental Rent in accordance with the provisions of the 113 Transaction Documents and the 136 Transaction Documents, as applicable (excluding items of Supplemental Rent, such as expense payment or expense reimbursement, that are otherwise specifically addressed in above Letter), and (y) all Taxes imposed upon or arising from the transfer to the Lessee of the Option Property as required by the 113 Transaction Documents or the 136 Transaction Documents, as applicable.

PUBLIC SERVICE COMPANY OF NEW MEXICO

By:/s/ Charles N. Eldred ____________
Name: Charles N. Eldred
Title: Executive Vice President
and Chief Financial Officer

Letter Agreement dated May 1, 2014

Signature Pages for Letter Agreement dated May 1, 2014

Acknowledged and Agreed:

CYPRESS VERDE LLC

By:    Cypress Equipment Management Corporation V, its manager

By:/s/ Peter E. Metzner __________
Name:     Peter E. Metzner
Title:     President

CYPRESS SECOND PV PARTNERSHIP

By:    Cypress Second PV-A LLC, a partner

By:    Cypress Equipment Management Corporation V, its manager

By:/s/ Peter E. Metzner__________
Name:     Peter E. Metzner
Title:     President

By:    Cypress Second PV-B LLC, a partner

By:    Cypress Equipment Management Corporation V, its manager

By: /s/ Peter E. Metzner__________
Name:     Peter E. Metzner
Title:     President

Letter Agreement dated May 1, 2014

Signature Pages for Letter Agreement dated May 1, 2014

Acknowledged and Agreed:

U.S. BANK NATIONAL ASSOCIATION, not in
its individual capacity but solely as Owner Trustee
under the Trust Agreement with each instructing
Owner Participant,

By:/s/Todd R. DiNezza_______________
Name: Todd R. DiNezza
Title: Assistant Vice President

Letter Agreement dated May 1, 2014

EARLY PURCHASE SCHEDULE

Early Purchase Date	Interest 136 Purchase Price	Interest 113 Purchase Price

6/1/2014	46,814,560.50	38,922,681.72
6/2/2014	46,819,591.18	38,926,864.35
6/3/2014	46,824,622.41	38,931,047.42
6/4/2014	46,829,654.17	38,935,230.94
6/5/2014	46,834,686.47	38,939,414.91
6/6/2014	46,839,719.32	38,943,599.33
6/7/2014	46,844,752.71	38,947,784.20
6/8/2014	46,849,786.63	38,951,969.53
6/9/2014	46,854,821.10	38,956,155.30
6/10/2014	46,859,856.11	38,960,341.52
6/11/2014	46,864,891.66	38,964,528.19
6/12/2014	46,869,927.75	38,968,715.30
6/13/2014	46,874,964.38	38,972,902.87
6/14/2014	46,880,001.56	38,977,090.89
6/15/2014	46,885,039.27	38,981,279.36
6/16/2014	46,890,077.53	38,985,468.28
6/17/2014	46,895,116.32	38,989,657.65
6/18/2014	46,900,155.66	38,993,847.47
6/19/2014	46,905,195.54	38,998,037.74
6/20/2014	46,910,235.97	39,002,228.46
6/21/2014	46,915,276.93	39,006,419.64
6/22/2014	46,920,318.43	39,010,611.26
6/23/2014	46,925,360.48	39,014,803.33
6/24/2014	46,930,403.07	39,018,995.85
6/25/2014	46,935,446.20	39,023,188.82
6/26/2014	46,940,489.87	39,027,382.25
6/27/2014	46,945,534.09	39,031,576.12
6/28/2014	46,950,578.85	39,035,770.45
6/29/2014	46,955,624.15	39,039,965.22

Letter Agreement dated May 1, 2014

6/30/2014	46,960,669.99	39,044,160.45
7/1/2014	46,965,716.37	39,048,356.12
7/2/2014	46,970,763.30	39,052,552.25
7/3/2014	46,975,810.76	39,056,748.83
7/4/2014	46,980,858.77	39,060,945.86
7/5/2014	46,985,907.33	39,065,143.34
7/6/2014	46,990,956.42	39,069,341.27
7/7/2014	46,996,006.06	39,073,539.66
7/8/2014	47,001,056.24	39,077,738.49
7/9/2014	47,006,106.96	39,081,937.78
7/10/2014	47,011,158.23	39,086,137.51
7/11/2014	47,016,210.04	39,090,337.70
7/12/2014	47,021,262.39	39,094,538.34
7/13/2014	47,026,315.28	39,098,739.43
7/14/2014	47,031,368.72	39,102,940.97
7/15/2014	47,036,422.70	39,107,142.96
7/16/2014	46,243,812.27	38,467,676.22
7/17/2014	46,248,781.62	38,471,809.95
7/18/2014	46,253,751.50	38,475,944.12
7/19/2014	46,258,721.92	38,480,078.74
7/20/2014	46,263,692.87	38,484,213.80
7/21/2014	46,268,664.36	38,488,349.30
7/22/2014	46,273,636.38	38,492,485.25
7/23/2014	46,278,608.94	38,496,621.65
7/24/2014	46,283,582.02	38,500,758.48
7/25/2014	46,288,555.65	38,504,895.77
7/26/2014	46,293,529.81	38,509,033.49
7/27/2014	46,298,504.50	38,513,171.67
7/28/2014	46,303,479.73	38,517,310.28
7/29/2014	46,308,455.49	38,521,449.35
7/30/2014	46,313,431.78	38,525,588.85
7/31/2014	46,318,408.62	38,529,728.80
8/1/2014	46,323,385.98	38,533,869.20
8/2/2014	46,328,363.88	38,538,010.04
8/3/2014	46,333,342.32	38,542,151.33
8/4/2014	46,338,321.29	38,546,293.06
8/5/2014	46,343,300.80	38,550,435.24
8/6/2014	46,348,280.84	38,554,577.86
8/7/2014	46,353,261.41	38,558,720.92
8/8/2014	46,358,242.52	38,562,864.43
8/9/2014	46,363,224.17	38,567,008.39
8/10/2014	46,368,206.35	38,571,152.79
8/11/2014	46,373,189.07	38,575,297.64

Letter Agreement dated May 1, 2014

8/12/2014	46,378,172.32	38,579,442.93
8/13/2014	46,383,156.11	38,583,588.67
8/14/2014	46,388,140.43	38,587,734.86
8/15/2014	46,393,125.29	38,591,881.49
8/16/2014	46,398,110.69	38,596,028.56
8/17/2014	46,403,096.62	38,600,176.08
8/18/2014	46,408,083.09	38,604,324.05
8/19/2014	46,413,070.09	38,608,472.46
8/20/2014	46,418,057.63	38,612,621.32
8/21/2014	46,423,045.70	38,616,770.62
8/22/2014	46,428,034.31	38,620,920.37
8/23/2014	46,433,023.46	38,625,070.57
8/24/2014	46,438,013.14	38,629,221.21
8/25/2014	46,443,003.36	38,633,372.30
8/26/2014	46,447,994.12	38,637,523.83
8/27/2014	46,452,985.41	38,641,675.81
8/28/2014	46,457,977.23	38,645,828.24
8/29/2014	46,462,969.60	38,649,981.11
8/30/2014	46,467,962.50	38,654,134.43
8/31/2014	46,472,955.94	38,658,288.19
9/1/2014	46,477,949.91	38,662,442.40
9/2/2014	46,482,944.42	38,666,597.06
9/3/2014	46,487,939.47	38,670,752.17
9/4/2014	46,492,935.05	38,674,907.72
9/5/2014	46,497,931.17	38,679,063.71
9/6/2014	46,502,927.83	38,683,220.16
9/7/2014	46,507,925.02	38,687,377.05
9/8/2014	46,512,922.76	38,691,534.39
9/9/2014	46,517,921.02	38,695,692.17
9/10/2014	46,522,919.83	38,699,850.40
9/11/2014	46,527,919.17	38,704,009.08
9/12/2014	46,532,919.05	38,708,168.20
9/13/2014	46,537,919.47	38,712,327.77
9/14/2014	46,542,920.42	38,716,487.79
9/15/2014	46,547,921.92	38,720,648.26
9/16/2014	46,552,923.95	38,724,809.17
9/17/2014	46,557,926.51	38,728,970.53
9/18/2014	46,562,929.62	38,733,132.34
9/19/2014	46,567,933.26	38,737,294.59
9/20/2014	46,572,937.44	38,741,457.29
9/21/2014	46,577,942.16	38,745,620.44
9/22/2014	46,582,947.41	38,749,784.04
9/23/2014	46,587,953.21	38,753,948.08

Letter Agreement dated May 1, 2014

9/24/2014	46,592,959.54	38,758,112.57
9/25/2014	46,597,966.41	38,762,277.51
9/26/2014	46,602,973.81	38,766,442.89
9/27/2014	46,607,981.76	38,770,608.73
9/28/2014	46,612,990.24	38,774,775.01
9/29/2014	46,617,999.26	38,778,941.74
9/30/2014	46,623,008.82	38,783,108.91
10/1/2014	46,628,018.92	38,787,276.54
10/2/2014	46,633,029.56	38,791,444.61
10/3/2014	46,638,040.74	38,795,613.13
10/4/2014	46,643,052.45	38,799,782.10
10/5/2014	46,648,064.70	38,803,951.52
10/6/2014	46,653,077.49	38,808,121.38
10/7/2014	46,658,090.82	38,812,291.69
10/8/2014	46,663,104.69	38,816,462.45
10/9/2014	46,668,119.10	38,820,633.66
10/10/2014	46,673,134.04	38,824,805.32
10/11/2014	46,678,149.53	38,828,977.42
10/12/2014	46,683,165.55	38,833,149.98
10/13/2014	46,688,182.11	38,837,322.98
10/14/2014	46,693,199.22	38,841,496.43
10/15/2014	46,698,216.86	38,845,670.33
10/16/2014	46,703,235.04	38,849,844.67
10/17/2014	46,708,253.76	38,854,019.47
10/18/2014	46,713,273.02	38,858,194.71
10/19/2014	46,718,292.81	38,862,370.41
10/20/2014	46,723,313.15	38,866,546.55
10/21/2014	46,728,334.03	38,870,723.14
10/22/2014	46,733,355.44	38,874,900.18
10/23/2014	46,738,377.40	38,879,077.67
10/24/2014	46,743,399.90	38,883,255.60
10/25/2014	46,748,422.93	38,887,433.99
10/26/2014	46,753,446.51	38,891,612.83
10/27/2014	46,758,470.62	38,895,792.11
10/28/2014	46,763,495.28	38,899,971.84
10/29/2014	46,768,520.47	38,904,152.03
10/30/2014	46,773,546.21	38,908,332.66
10/31/2014	46,778,572.48	38,912,513.74
11/1/2014	46,783,599.30	38,916,695.27
11/2/2014	46,788,626.65	38,920,877.25
11/3/2014	46,793,654.55	38,925,059.68
11/4/2014	46,798,682.99	38,929,242.56
11/5/2014	46,803,711.96	38,933,425.88

Letter Agreement dated May 1, 2014

11/6/2014	46,808,741.48	38,937,609.66
11/7/2014	46,813,771.54	38,941,793.89
11/8/2014	46,818,802.13	38,945,978.57
11/9/2014	46,823,833.27	38,950,163.69
11/10/2014	46,828,864.95	38,954,349.27
11/11/2014	46,833,897.17	38,958,535.29
11/12/2014	46,838,929.93	38,962,721.77
11/13/2014	46,843,963.23	38,966,908.69
11/14/2014	46,848,997.07	38,971,096.07
11/15/2014	46,854,031.46	38,975,283.90
11/16/2014	46,859,066.38	38,979,472.17
11/17/2014	46,864,101.85	38,983,660.90
11/18/2014	46,869,137.85	38,987,850.07
11/19/2014	46,874,174.40	38,992,039.70
11/20/2014	46,879,211.49	38,996,229.77
11/21/2014	46,884,249.12	39,000,420.30
11/22/2014	46,889,287.29	39,004,611.28
11/23/2014	46,894,326.00	39,008,802.70
11/24/2014	46,899,365.26	39,012,994.58
11/25/2014	46,904,405.05	39,017,186.91
11/26/2014	46,909,445.39	39,021,379.69
11/27/2014	46,914,486.27	39,025,572.92
11/28/2014	46,919,527.69	39,029,766.60
11/29/2014	46,924,569.65	39,033,960.73
11/30/2014	46,929,612.15	39,038,155.31
12/1/2014	46,934,655.20	39,042,350.34
12/2/2014	46,939,698.79	39,046,545.82
12/3/2014	46,944,742.92	39,050,741.76
12/4/2014	46,949,787.59	39,054,938.14
12/5/2014	46,954,832.80	39,059,134.97
12/6/2014	46,959,878.56	39,063,332.26
12/7/2014	46,964,924.86	39,067,530.00
12/8/2014	46,969,971.70	39,071,728.19
12/9/2014	46,975,019.08	39,075,926.83
12/10/2014	46,980,067.01	39,080,125.92
12/11/2014	46,985,115.47	39,084,325.46
12/12/2014	46,990,164.48	39,088,525.45
12/13/2014	46,995,214.04	39,092,725.90
12/14/2014	47,000,264.13	39,096,926.79
12/15/2014	47,005,314.77	39,101,128.14
12/16/2014	47,010,365.95	39,105,329.94
12/17/2014	47,015,417.67	39,109,532.19
12/18/2014	47,020,469.94	39,113,734.89

Letter Agreement dated May 1, 2014

12/19/2014	47,025,522.75	39,117,938.04
12/20/2014	47,030,576.10	39,122,141.65
12/21/2014	47,035,630.00	39,126,345.70
12/22/2014	47,040,684.44	39,130,550.21
12/23/2014	47,045,739.42	39,134,755.17
12/24/2014	47,050,794.94	39,138,960.59
12/25/2014	47,055,851.01	39,143,166.45
12/26/2014	47,060,907.62	39,147,372.77
12/27/2014	47,065,964.78	39,151,579.53
12/28/2014	47,071,022.48	39,155,786.75
12/29/2014	47,076,080.72	39,159,994.43
12/30/2014	47,081,139.50	39,164,202.55
12/31/2014	47,086,198.83	39,168,411.13
1/1/2015	47,091,258.71	39,172,620.16
1/2/2015	47,096,319.12	39,176,829.64
1/3/2015	47,101,380.08	39,181,039.57
1/4/2015	47,106,441.59	39,185,249.96
1/5/2015	47,111,503.63	39,189,460.80
1/6/2015	47,116,566.23	39,193,672.09
1/7/2015	47,121,629.36	39,197,883.83
1/8/2015	47,126,693.04	39,202,096.03
1/9/2015	47,131,757.27	39,206,308.68
1/10/2015	47,136,822.03	39,210,521.78
1/11/2015	47,141,887.35	39,214,735.33
1/12/2015	47,146,953.20	39,218,949.34
1/13/2015	47,152,019.61	39,223,163.80
1/14/2015	47,157,086.55	39,227,378.71
1/15/2015	47,162,154.04	39,231,594.08
1/16/2015	46,173,855.09	38,428,905.94
1/17/2015	46,178,816.92	38,433,035.51
1/18/2015	46,183,779.29	38,437,165.51
1/19/2015	46,188,742.19	38,441,295.96
1/20/2015	46,193,705.62	38,445,426.85
1/21/2015	46,198,669.59	38,449,558.19
1/22/2015	46,203,634.08	38,453,689.97
1/23/2015	46,208,599.12	38,457,822.20
1/24/2015	46,213,564.68	38,461,954.87
1/25/2015	46,218,530.78	38,466,087.98
1/26/2015	46,223,497.42	38,470,221.54
1/27/2015	46,228,464.58	38,474,355.54
1/28/2015	46,233,432.28	38,478,489.98
1/29/2015	46,238,400.52	38,482,624.87
1/30/2015	46,243,369.29	38,486,760.21

Letter Agreement dated May 1, 2014

1/31/2015	46,248,338.59	38,490,895.99
2/1/2015	46,253,308.42	38,495,032.21
2/2/2015	46,258,278.80	38,499,168.88
2/3/2015	46,263,249.70	38,503,305.99
2/4/2015	46,268,221.14	38,507,443.55
2/5/2015	46,273,193.11	38,511,581.55
2/6/2015	46,278,165.62	38,515,720.00
2/7/2015	46,283,138.66	38,519,858.89
2/8/2015	46,288,112.24	38,523,998.22
2/9/2015	46,293,086.35	38,528,138.00
2/10/2015	46,298,060.99	38,532,278.23
2/11/2015	46,303,036.17	38,536,418.90
2/12/2015	46,308,011.89	38,540,560.01
2/13/2015	46,312,988.13	38,544,701.57
2/14/2015	46,317,964.92	38,548,843.58
2/15/2015	46,322,942.24	38,552,986.03
2/16/2015	46,327,920.09	38,557,128.92
2/17/2015	46,332,898.48	38,561,272.27
2/18/2015	46,337,877.40	38,565,416.05
2/19/2015	46,342,856.86	38,569,560.28
2/20/2015	46,347,836.85	38,573,704.96
2/21/2015	46,352,817.38	38,577,850.08
2/22/2015	46,357,798.44	38,581,995.65
2/23/2015	46,362,780.04	38,586,141.66
2/24/2015	46,367,762.18	38,590,288.12
2/25/2015	46,372,744.85	38,594,435.02
2/26/2015	46,377,728.05	38,598,582.37
2/27/2015	46,382,711.79	38,602,730.17
2/28/2015	46,387,696.07	38,606,878.41
3/1/2015	46,392,680.88	38,611,027.10
3/2/2015	46,397,666.23	38,615,176.23
3/3/2015	46,402,652.11	38,619,325.81
3/4/2015	46,407,638.53	38,623,475.83
3/5/2015	46,412,625.48	38,627,626.30
3/6/2015	46,417,612.98	38,631,777.22
3/7/2015	46,422,601.00	38,635,928.58
3/8/2015	46,427,589.56	38,640,080.39
3/9/2015	46,432,578.66	38,644,232.64
3/10/2015	46,437,568.30	38,648,385.34
3/11/2015	46,442,558.47	38,652,538.49
3/12/2015	46,447,549.18	38,656,692.08
3/13/2015	46,452,540.42	38,660,846.12
3/14/2015	46,457,532.20	38,665,000.61

Letter Agreement dated May 1, 2014

3/15/2015	46,462,524.52	38,669,155.54
3/16/2015	46,467,517.37	38,673,310.92
3/17/2015	46,472,510.76	38,677,466.75
3/18/2015	46,477,504.68	38,681,623.02
3/19/2015	46,482,499.15	38,685,779.74
3/20/2015	46,487,494.15	38,689,936.90
3/21/2015	46,492,489.68	38,694,094.52
3/22/2015	46,497,485.75	38,698,252.58
3/23/2015	46,502,482.36	38,702,411.08
3/24/2015	46,507,479.51	38,706,570.03
3/25/2015	46,512,477.19	38,710,729.43
3/26/2015	46,517,475.41	38,714,889.28
3/27/2015	46,522,474.17	38,719,049.57
3/28/2015	46,527,473.47	38,723,210.31
3/29/2015	46,532,473.30	38,727,371.50
3/30/2015	46,537,473.67	38,731,533.14
3/31/2015	46,542,474.58	38,735,695.22
4/1/2015	46,547,476.02	38,739,857.75
4/2/2015	46,552,478.00	38,744,020.72
4/3/2015	46,557,480.52	38,748,184.15
4/4/2015	46,562,483.58	38,752,348.02
4/5/2015	46,567,487.17	38,756,512.34
4/6/2015	46,572,491.30	38,760,677.11
4/7/2015	46,577,495.97	38,764,842.32
4/8/2015	46,582,501.18	38,769,007.98
4/9/2015	46,587,506.93	38,773,174.09
4/10/2015	46,592,513.21	38,777,340.65
4/11/2015	46,597,520.03	38,781,507.65
4/12/2015	46,602,527.39	38,785,675.10
4/13/2015	46,607,535.29	38,789,843.00
4/14/2015	46,612,543.72	38,794,011.35
4/15/2015	46,617,552.70	38,798,180.15
4/16/2015	46,622,562.21	38,802,349.39
4/17/2015	46,627,572.26	38,806,519.08
4/18/2015	46,632,582.85	38,810,689.22
4/19/2015	46,637,593.98	38,814,859.81
4/20/2015	46,642,605.64	38,819,030.85
4/21/2015	46,647,617.85	38,823,202.33
4/22/2015	46,652,630.59	38,827,374.27
4/23/2015	46,657,643.87	38,831,546.65
4/24/2015	46,662,657.69	38,835,719.48
4/25/2015	46,667,672.05	38,839,892.75
4/26/2015	46,672,686.95	38,844,066.48

Letter Agreement dated May 1, 2014

4/27/2015	46,677,702.38	38,848,240.66
4/28/2015	46,682,718.36	38,852,415.28
4/29/2015	46,687,734.87	38,856,590.35
4/30/2015	46,692,751.93	38,860,765.87
5/1/2015	46,697,769.52	38,864,941.84
5/2/2015	46,702,787.65	38,869,118.26
5/3/2015	46,707,806.32	38,873,295.13
5/4/2015	46,712,825.54	38,877,472.44
5/5/2015	46,717,845.29	38,881,650.21
5/6/2015	46,722,865.58	38,885,828.42
5/7/2015	46,727,886.40	38,890,007.08
5/8/2015	46,732,907.77	38,894,186.20
5/9/2015	46,737,929.68	38,898,365.76
5/10/2015	46,742,952.13	38,902,545.77
5/11/2015	46,747,975.12	38,906,726.23
5/12/2015	46,752,998.64	38,910,907.13
5/13/2015	46,758,022.71	38,915,088.49
5/14/2015	46,763,047.32	38,919,270.30
5/15/2015	46,768,072.46	38,923,452.55
5/16/2015	46,773,098.15	38,927,635.26
5/17/2015	46,778,124.38	38,931,818.42
5/18/2015	46,783,151.14	38,936,002.02
5/19/2015	46,788,178.45	38,940,186.07
5/20/2015	46,793,206.30	38,944,370.58
5/21/2015	46,798,234.69	38,948,555.53
5/22/2015	46,803,263.62	38,952,740.94
5/23/2015	46,808,293.08	38,956,926.79
5/24/2015	46,813,323.09	38,961,113.09
5/25/2015	46,818,353.64	38,965,299.84
5/26/2015	46,823,384.73	38,969,487.05
5/27/2015	46,828,416.36	38,973,674.70
5/28/2015	46,833,448.53	38,977,862.80
5/29/2015	46,838,481.25	38,982,051.35
5/30/2015	46,843,514.50	38,986,240.36
5/31/2015	46,848,548.29	38,990,429.81
6/1/2015	46,853,582.63	38,994,619.71
6/2/2015	46,858,617.50	38,998,810.07
6/3/2015	46,863,652.92	39,003,000.87
6/4/2015	46,868,688.88	39,007,192.12
6/5/2015	46,873,725.38	39,011,383.83
6/6/2015	46,878,762.42	39,015,575.98
6/7/2015	46,883,800.00	39,019,768.59
6/8/2015	46,888,838.12	39,023,961.64

Letter Agreement dated May 1, 2014

6/9/2015	46,893,876.79	39,028,155.15
6/10/2015	46,898,915.99	39,032,349.11
6/11/2015	46,903,955.74	39,036,543.52
6/12/2015	46,908,996.03	39,040,738.37
6/13/2015	46,914,036.86	39,044,933.68
6/14/2015	46,919,078.23	39,049,129.44
6/15/2015	46,924,120.15	39,053,325.65
6/16/2015	46,929,162.60	39,057,522.32
6/17/2015	46,934,205.60	39,061,719.43
6/18/2015	46,939,249.14	39,065,916.99
6/19/2015	46,944,293.22	39,070,115.01
6/20/2015	46,949,337.84	39,074,313.47
6/21/2015	46,954,383.01	39,078,512.39
6/22/2015	46,959,428.72	39,082,711.76
6/23/2015	46,964,474.97	39,086,911.58
6/24/2015	46,969,521.76	39,091,111.85
6/25/2015	46,974,569.09	39,095,312.57
6/26/2015	46,979,616.97	39,099,513.75
6/27/2015	46,984,665.39	39,103,715.37
6/28/2015	46,989,714.35	39,107,917.45
6/29/2015	46,994,763.86	39,112,119.98
6/30/2015	46,999,813.90	39,116,322.96
7/1/2015	47,004,864.49	39,120,526.39
7/2/2015	47,009,915.63	39,124,730.27
7/3/2015	47,014,967.30	39,128,934.61
7/4/2015	47,020,019.52	39,133,139.39
7/5/2015	47,025,072.28	39,137,344.63
7/6/2015	47,030,125.58	39,141,550.32
7/7/2015	47,035,179.43	39,145,756.46
7/8/2015	47,040,233.82	39,149,963.06
7/9/2015	47,045,288.75	39,154,170.11
7/10/2015	47,050,344.23	39,158,377.60
7/11/2015	47,055,400.25	39,162,585.55
7/12/2015	47,060,456.81	39,166,793.96
7/13/2015	47,065,513.92	39,171,002.81
7/14/2015	47,070,571.57	39,175,212.12
7/15/2015	47,075,629.76	39,179,421.88
7/16/2015	46,230,188.12	38,500,142.65
7/17/2015	46,235,156.00	38,504,279.87
7/18/2015	46,240,124.42	38,508,417.53
7/19/2015	46,245,093.37	38,512,555.64
7/20/2015	46,250,062.86	38,516,694.19
7/21/2015	46,255,032.88	38,520,833.18

Letter Agreement dated May 1, 2014

7/22/2015	46,260,003.44	38,524,972.62
7/23/2015	46,264,974.53	38,529,112.51
7/24/2015	46,269,946.15	38,533,252.84
7/25/2015	46,274,918.31	38,537,393.61
7/26/2015	46,279,891.00	38,541,534.83
7/27/2015	46,284,864.23	38,545,676.50
7/28/2015	46,289,837.99	38,549,818.61
7/29/2015	46,294,812.29	38,553,961.16
7/30/2015	46,299,787.12	38,558,104.16
7/31/2015	46,304,762.48	38,562,247.61
8/1/2015	46,309,738.38	38,566,391.50
8/2/2015	46,314,714.82	38,570,535.84
8/3/2015	46,319,691.79	38,574,680.62
8/4/2015	46,324,669.29	38,578,825.84
8/5/2015	46,329,647.33	38,582,971.52
8/6/2015	46,334,625.90	38,587,117.63
8/7/2015	46,339,605.01	38,591,264.20
8/8/2015	46,344,584.66	38,595,411.21
8/9/2015	46,349,564.84	38,599,558.66
8/10/2015	46,354,545.55	38,603,706.56
8/11/2015	46,359,526.80	38,607,854.91
8/12/2015	46,364,508.58	38,612,003.70
8/13/2015	46,369,490.90	38,616,152.94
8/14/2015	46,374,473.76	38,620,302.62
8/15/2015	46,379,457.15	38,624,452.75
8/16/2015	46,384,441.08	38,628,603.32
8/17/2015	46,389,425.54	38,632,754.35
8/18/2015	46,394,410.54	38,636,905.81
8/19/2015	46,399,396.07	38,641,057.73
8/20/2015	46,404,382.14	38,645,210.09
8/21/2015	46,409,368.74	38,649,362.89
8/22/2015	46,414,355.88	38,653,516.14
8/23/2015	46,419,343.56	38,657,669.84
8/24/2015	46,424,331.77	38,661,823.99
8/25/2015	46,429,320.52	38,665,978.58
8/26/2015	46,434,309.81	38,670,133.62
8/27/2015	46,439,299.63	38,674,289.10
8/28/2015	46,444,289.98	38,678,445.03
8/29/2015	46,449,280.88	38,682,601.41
8/30/2015	46,454,272.31	38,686,758.23
8/31/2015	46,459,264.27	38,690,915.50
9/1/2015	46,464,256.78	38,695,073.22
9/2/2015	46,469,249.81	38,699,231.38

Letter Agreement dated May 1, 2014

9/3/2015	46,474,243.39	38,703,389.99
9/4/2015	46,479,237.50	38,707,549.05
9/5/2015	46,484,232.15	38,711,708.56
9/6/2015	46,489,227.34	38,715,868.51
9/7/2015	46,494,223.06	38,720,028.91
9/8/2015	46,499,219.32	38,724,189.75
9/9/2015	46,504,216.11	38,728,351.05
9/10/2015	46,509,213.45	38,732,512.79
9/11/2015	46,514,211.32	38,736,674.97
9/12/2015	46,519,209.72	38,740,837.61
9/13/2015	46,524,208.67	38,745,000.69
9/14/2015	46,529,208.15	38,749,164.22
9/15/2015	46,534,208.17	38,753,328.20
9/16/2015	46,539,208.72	38,757,492.62
9/17/2015	46,544,209.82	38,761,657.49
9/18/2015	46,549,211.45	38,765,822.81
9/19/2015	46,554,213.62	38,769,988.58
9/20/2015	46,559,216.32	38,774,154.79
9/21/2015	46,564,219.56	38,778,321.46
9/22/2015	46,569,223.34	38,782,488.57
9/23/2015	46,574,227.66	38,786,656.12
9/24/2015	46,579,232.52	38,790,824.13
9/25/2015	46,584,237.91	38,794,992.58
9/26/2015	46,589,243.85	38,799,161.48
9/27/2015	46,594,250.32	38,803,330.83
9/28/2015	46,599,257.32	38,807,500.63
9/29/2015	46,604,264.87	38,811,670.88
9/30/2015	46,609,272.95	38,815,841.57
10/1/2015	46,614,281.58	38,820,012.71
10/2/2015	46,619,290.74	38,824,184.30
10/3/2015	46,624,300.44	38,828,356.34
10/4/2015	46,629,310.67	38,832,528.83
10/5/2015	46,634,321.45	38,836,701.76
10/6/2015	46,639,332.76	38,840,875.15
10/7/2015	46,644,344.62	38,845,048.98
10/8/2015	46,649,357.01	38,849,223.26
10/9/2015	46,654,369.94	38,853,397.99
10/10/2015	46,659,383.40	38,857,573.16
10/11/2015	46,664,397.41	38,861,748.79
10/12/2015	46,669,411.96	38,865,924.87
10/13/2015	46,674,427.04	38,870,101.39
10/14/2015	46,679,442.67	38,874,278.36
10/15/2015	46,684,458.83	38,878,455.78

Letter Agreement dated May 1, 2014

10/16/2015	46,689,475.53	38,882,633.65
10/17/2015	46,694,492.77	38,886,811.97
10/18/2015	46,699,510.55	38,890,990.74
10/19/2015	46,704,528.87	38,895,169.96
10/20/2015	46,709,547.73	38,899,349.63
10/21/2015	46,714,567.13	38,903,529.74
10/22/2015	46,719,587.06	38,907,710.31
10/23/2015	46,724,607.54	38,911,891.32
10/24/2015	46,729,628.56	38,916,072.78
10/25/2015	46,734,650.11	38,920,254.70
10/26/2015	46,739,672.21	38,924,437.06
10/27/2015	46,744,694.84	38,928,619.87
10/28/2015	46,749,718.02	38,932,803.13
10/29/2015	46,754,741.73	38,936,986.84
10/30/2015	46,759,765.99	38,941,171.00
10/31/2015	46,764,790.78	38,945,355.61
11/1/2015	46,769,816.11	38,949,540.67
11/2/2015	46,774,841.99	38,953,726.18
11/3/2015	46,779,868.40	38,957,912.14
11/4/2015	46,784,895.36	38,962,098.55
11/5/2015	46,789,922.85	38,966,285.41
11/6/2015	46,794,950.89	38,970,472.72
11/7/2015	46,799,979.46	38,974,660.47
11/8/2015	46,805,008.58	38,978,848.68
11/9/2015	46,810,038.23	38,983,037.34
11/10/2015	46,815,068.43	38,987,226.45
11/11/2015	46,820,099.17	38,991,416.01
11/12/2015	46,825,130.45	38,995,606.02
11/13/2015	46,830,162.26	38,999,796.48
11/14/2015	46,835,194.62	39,003,987.39
11/15/2015	46,840,227.52	39,008,178.75
11/16/2015	46,845,260.96	39,012,370.56
11/17/2015	46,850,294.94	39,016,562.82
11/18/2015	46,855,329.47	39,020,755.53
11/19/2015	46,860,364.53	39,024,948.69
11/20/2015	46,865,400.14	39,029,142.30
11/21/2015	46,870,436.28	39,033,336.37
11/22/2015	46,875,472.97	39,037,530.88
11/23/2015	46,880,510.20	39,041,725.84
11/24/2015	46,885,547.97	39,045,921.26
11/25/2015	46,890,586.28	39,050,117.13
11/26/2015	46,895,625.13	39,054,313.44
11/27/2015	46,900,664.52	39,058,510.21

Letter Agreement dated May 1, 2014

11/28/2015	46,905,704.46	39,062,707.43
11/29/2015	46,910,744.93	39,066,905.10
11/30/2015	46,915,785.95	39,071,103.22
12/1/2015	46,920,827.51	39,075,301.79
12/2/2015	46,925,869.61	39,079,500.82
12/3/2015	46,930,912.26	39,083,700.29
12/4/2015	46,935,955.44	39,087,900.22
12/5/2015	46,940,999.17	39,092,100.59
12/6/2015	46,946,043.44	39,096,301.42
12/7/2015	46,951,088.25	39,100,502.70
12/8/2015	46,956,133.61	39,104,704.44
12/9/2015	46,961,179.50	39,108,906.62
12/10/2015	46,966,225.94	39,113,109.25
12/11/2015	46,971,272.92	39,117,312.34
12/12/2015	46,976,320.44	39,121,515.88
12/13/2015	46,981,368.51	39,125,719.87
12/14/2015	46,986,417.12	39,129,924.31
12/15/2015	46,991,466.27	39,134,129.20
12/16/2015	46,996,515.96	39,138,334.55
12/17/2015	47,001,566.19	39,142,540.34
12/18/2015	47,006,616.97	39,146,746.59
12/19/2015	47,011,668.29	39,150,953.29
12/20/2015	47,016,720.16	39,155,160.45
12/21/2015	47,021,772.56	39,159,368.05
12/22/2015	47,026,825.51	39,163,576.11
12/23/2015	47,031,879.01	39,167,784.62
12/24/2015	47,036,933.04	39,171,993.58
12/25/2015	47,041,987.62	39,176,202.99
12/26/2015	47,047,042.74	39,180,412.86
12/27/2015	47,052,098.41	39,184,623.18
12/28/2015	47,057,154.61	39,188,833.95
12/29/2015	47,062,211.37	39,193,045.17
12/30/2015	47,067,268.66	39,197,256.85
12/31/2015	47,072,326.50	39,201,468.98
1/1/2016	47,077,384.88	39,205,681.56
1/2/2016	47,082,443.81	39,209,894.59
1/3/2016	47,087,503.28	39,214,108.08
1/4/2016	47,092,563.29	39,218,322.02
1/5/2016	47,097,623.85	39,222,536.41
1/6/2016	47,102,684.95	39,226,751.26
1/7/2016	47,107,746.59	39,230,966.55
1/8/2016	47,112,808.78	39,235,182.30
1/9/2016	47,117,871.51	39,239,398.51

Letter Agreement dated May 1, 2014

1/10/2016	47,122,934.79	39,243,615.17
1/11/2016	47,127,998.61	39,247,832.28
1/12/2016	47,133,062.97	39,252,049.84
1/13/2016	47,138,127.88	39,256,267.86
1/14/2016	47,143,193.33	39,260,486.33

Letter Agreement dated May 1, 2014